Exhibit 99.1

Verastem, Inc.

5.00% Convertible Senior Notes due 2048

Placement Agent Agreement

October 11, 2018

Lazard Frères & Co. LLC
30 Rockefeller Plaza

New York, New York 10112

Ladies and Gentlemen:

1.                                      Introduction.  Verastem, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to certain investors (collectively, the “Investors”) an aggregate of $150,000,000 principal amount of its 5.00% convertible senior notes due 2048 (the “Offered Securities”), which shall be convertible into shares of Common Stock of the Company, par value $0.0001 (“Common Stock,” and any shares of Common Stock issuable upon conversion of the Offered Securities, the “Underlying Shares”), and in certain cases, cash (the offer and sale of the Offered Securities is referred to herein as the “Offering”). All references herein to a “principal amount” of Offered Securities refer to the face principal amount of such Offered Securities. Lazard Frères & Co. LLC has agreed to act as placement agent (the “Placement Agent”) in accordance with the terms and conditions hereof.

2.                                      Representations and Warranties of the Company. The Company represents and warrants to, and agrees with the Placement Agent that:

(a)                                 Filing and Effectiveness of Registration Statement; Certain Defined Terms. The Company has filed with the Commission a registration statement on Form S-3 (No. 333-226322) which has been declared effective by the Commission, including a related prospectus or prospectuses, covering the registration of the Offered Securities under the Securities Act, which has become effective. “Registration Statement” at any particular time means such registration statement in the form then filed with the Commission, including any amendment and supplement thereto, any document incorporated by reference therein and all 430B Information and all 430C Information with respect to such registration statement, that in any case has not been superseded or modified. “Registration Statement” without reference to a time means the Registration Statement as of the Applicable Time. For purposes of this definition, 430B Information shall be considered to be included in the Registration Statement as of the time specified in Rule 430B.

For purposes of this Agreement:

“430B Information” means information included in a prospectus then deemed to be a part of the Registration Statement pursuant to Rule 430B(e) or retroactively deemed to be a part of the Registration Statement pursuant to Rule 430B(f).

“430C Information” means information included in a prospectus then deemed to be a part of the Registration Statement pursuant to Rule 430C.

“Applicable Time” means 7:00 p.m. (Eastern time) on October 11, 2018.

“Base Prospectus” means the base prospectus contained in the Registration Statement at the time of its initial effectiveness, dated August 3, 2018.

“Closing Date” has the meaning defined in Section 4 hereof.

“Commission” means the Securities and Exchange Commission.

“Covered Exempt Written Communication,” as used herein, means (i) each Exempt Written Communication that is not a Permitted Exempt Written Communication and (ii) each Permitted Exempt Written Communication.

“Disclosure Package” means, collectively, any Permitted Free Writing Prospectus issued at or prior to the Applicable Time, the Preliminary Prospectus, any document incorporated by reference therein, and the other information, if any, stated in Schedule I to this Agreement.

“Documents” means, collectively, this Agreement, the Indenture and the Offered Securities.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exempt Oral Communication” means each oral communication, if any, made prior to the filing of the Registration Statement by the Company or any person authorized to act on behalf of the Company made to one or more QIBs and/or one or more IAIs to determine whether such investors might have an interest in a contemplated securities offering.

“Exempt Written Communication,” as used herein, means each written communication, if any, by the Company or any person authorized to act on behalf of the Company made to one or more qualified institutional buyers (“QIBs”), as defined in Rule 144A under the Securities Act, and/or one or more institutions that are accredited investors (“IAIs”), as defined in Rule 501(a) under the Securities Act, to determine whether such investors might have an interest in a contemplated securities offering.

“Final Prospectus” means the prospectus supplement relating to the Offered Securities that is first filed pursuant to Rule 424(b) after the Applicable Time, together with the Base Prospectus (including any document incorporated by reference therein).

“Indenture” means that certain Indenture, to be dated as of October 17, 2018, between the Company and the Trustee, as amended and supplemented by the First Supplemental Indenture thereto, to be dated as of October 17, 2018, between the Company and the Trustee.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Offered Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Permitted Exempt Written Communication” means the documents listed on Schedule I attached hereto.

“Permitted Free Writing Prospectuses,” means the documents listed on Schedule I attached hereto and each “road show” (as defined in Rule 433 under the Securities Act), if any, related to the Offering contemplated hereby that is a “written communication” (as defined in Rule 405 under the Securities Act). The Placement Agent has not offered or sold and will not offer or sell, without the Company’s consent, any Offered Securities by means of any “free writing prospectus” (as defined in Rule 405 under the Securities Act) that is required to be filed by the Placement Agent with the Commission pursuant to Rule 433 under the Securities Act, other than a Permitted Free Writing Prospectus.

“Preliminary Prospectus” means the preliminary prospectus supplement relating to the Offered Securities that is used prior to the Applicable Time, together with the Base Prospectus (including any document incorporated by reference therein).

“Prospectus Supplement” means the final prospectus supplement relating to the Offered Securities filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act on or before the second business day after the date hereof (or such earlier time as may be required under the Securities Act) in the form furnished by the Company to the Placement Agent in connection with the Offering.

“Rules and Regulations” means the rules and regulations of the Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Laws” means, collectively, the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the Securities Act, the Exchange Act, the Rules and Regulations, the auditing principles, rules, standards and practices applicable to auditors of “issuers” (as defined in Sarbanes-Oxley) promulgated or approved by the Public Company Accounting Oversight Board and the rules of the Nasdaq Stock Market LLC.

“Statutory Prospectus” with reference to any particular time means the prospectus relating to the Offered Securities that is included in the Registration Statement, including any document incorporated by reference therein, immediately prior to that time, including all 430B Information and all 430C Information with respect to the Registration Statement. For purposes of the foregoing definition, 430B Information shall be considered to be included in the Statutory Prospectus only as of the actual time that form of prospectus (including a prospectus supplement) is filed with the Commission pursuant to Rule 424(b) and not retroactively.

“Trustee” means Wilmington Trust, National Association.

“Transactions” means, collectively, the transactions contemplated by this Agreement, the Indenture and the Offered Securities.

Unless otherwise specified, a reference to a “Rule” is to the indicated Rule under the Securities Act. Any reference herein to the Registration Statement, any Base Prospectus, any Preliminary Prospectus, the Prospectus Supplement, the Final Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference therein pursuant to Item 12 of Form S-3 (the “Incorporated Documents”).

(b)                                 The Registration Statement has heretofore become effective under the Securities Act; no order of the Commission preventing or suspending the use of any Base Prospectus, any Preliminary Prospectus, the Prospectus Supplement, the Final Prospectus or any Permitted Free Writing Prospectus has been issued, no stop order suspending the effectiveness of the Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission.

(c)                                  The Registration Statement complied in all material respects with the requirements of the Securities Act when it became effective and at the Applicable Time; the conditions to the use of Form S-3 in connection with the Offering as contemplated hereby have been satisfied; the

Registration Statement meets, and the Offering as contemplated hereby complies with, the requirements of Rule 415 under the Securities Act; the Registration Statement did not, when it became effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Preliminary Prospectus complied, at the time it was filed with the Commission, in all material respects, with the requirements of the Securities Act; the Disclosure Package, as of the Applicable Time, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each of the Prospectus Supplement and the Final Prospectus will comply, as of the date that it is filed with the Commission and the time of purchase, with the requirements of the Securities Act (including, without limitation, Section 10(a) of the Securities Act); the Final Prospectus, as of its date, the date that it is filed with the Commission and the time of purchase will not, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty in this Section 3(c) with respect to any statement contained in the Registration Statement, the Disclosure Package or the Final Prospectus made in reliance upon and in conformity with information relating to the Placement Agent and furnished in writing by or on behalf of you to the Company expressly for use in the Registration Statement, the Disclosure Package or the Final Prospectus; each Incorporated Document, at the time such document was filed, or will be filed, with the Commission or at the time such document became or becomes effective, as applicable, complied or will comply, in all material respects, with the requirements of the Exchange Act and did not or will not, as applicable, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)                                 Prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Offered Securities by means of any “prospectus” (within the meaning of the Securities Act) or used any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Offered Securities, in each case other than the Preliminary Prospectuses and the Permitted Free Writing Prospectuses, if any and, the Permitted Exempt Written Communications, if any; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rules 164 and 433 under the Securities Act; assuming that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Securities Act, filed with the Commission), the sending or giving, by the Placement Agent, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 and Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164); the conditions set forth in one or more of subclauses (i) through (iv), inclusive, of Rule 433(b)(1) under the Securities Act are satisfied, and neither the Company nor the Placement Agent is disqualified, by reason of subsection (f) or (g) of Rule 164 under the Securities Act, from using, in connection with the offer and sale of the Offered Securities, “free writing prospectuses” (as defined in Rule 405 under the Securities Act) pursuant to Rules 164 and 433 under the Securities Act; the Company is not an “ineligible issuer” (as defined in Rule 405 under the Securities Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Securities Act with respect to the offering of the Offered Securities contemplated by the Registration Statement, without taking into account any determination by the Commission pursuant to Rule 405 under the Securities Act that it is not necessary under the circumstances that the Company be considered an “ineligible issuer”; the parties hereto agree and understand that the content of any and all “road shows” (as defined in Rule 433 under the Securities Act), Exempt

Oral Communications and Covered Exempt Written Communications related to the offering of the Offered Securities contemplated hereby is solely the property of the Company.

(e)                                  The Company is subject to, and is in full compliance in all material respects with, the reporting requirements of Section 13 and Section 15(d), as applicable, of the Exchange Act.

(f)                                   None of the Transactions or the application of the proceeds of the Offered Securities will violate or result in a violation of Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

(g)                                  Except as otherwise disclosed in the Registration Statement, the Disclosure Package and the Final Prospectus, there are no outstanding loans, advances (except advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any affiliate of the Company to or for the benefit of any of the officers or directors of the Company or any affiliate of the Company or any of their respective family members.

(h)                                 Each Permitted Exempt Written Communication, if any, when taken together with the Disclosure Package, did not as of its date include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i)                                     The Company has, prior to the date of the Preliminary Prospectus, furnished to you a list containing the names of the recipients of all Covered Exempt Written Communications and all Exempt Oral Communications; if any; the Company has not authorized anyone other than the Placement Agent to engage in any Exempt Oral Communication or Exempt Written Communication; the Company hereby reconfirms that the Placement Agent has been authorized to act on its behalf in undertaking any Exempt Oral Communications or Exempt Written Communications.

(j)                                    Each Covered Exempt Written Communication, if any, does not as of the date hereof conflict with the information contained in the Registration Statement, the Preliminary Prospectus and the Final Prospectus.

(k)                                 As of the date of this Agreement, the Company has an authorized and outstanding capitalization and an indebtedness as set forth in the sections of the Registration Statement, the Disclosure Package and the Final Prospectus entitled “The Offering,” “Capitalization,” “Description of Notes,” “Description of Other Indebtedness” and “Description of Capital Stock”, and, as of the time of purchase and any additional time of purchase, as the case may be, the Company shall have an authorized and outstanding capitalization and an indebtedness as set forth in the sections of the Registration Statement, the Disclosure Package and the Final Prospectus entitled “The Offering,” “Capitalization,” “Description of Notes,” Description of Other Indebtedness” and “Description of Capital Stock” (subject, in each case, to the issuance of shares of Common Stock upon exercise of stock options and warrants and settlement of restricted stock units granted under existing equity plans described in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Final Prospectus, the grant of awards under existing equity incentive plans described in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Final Prospectus and the grant of stock options pursuant to the Company’s inducement award programs, as described in the Company’s registration statements on Form S-8 filed with the Commission); all of the issued and outstanding shares of capital stock, including the Common Stock, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right; the Underlying Shares are duly listed, and admitted and authorized for trading, subject to official notice of issuance, on the Nasdaq Global Market.

(l)                                     The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Disclosure Package and the Final Prospectus, to execute, deliver and perform its obligations under this Agreement and the Indenture and to issue, sell and deliver the Offered Securities as contemplated herein.

(m)                             The Company is duly qualified to do business as a foreign corporation and is in good standing in the Commonwealth of Massachusetts, and each other jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, either (i) have a material adverse effect on (A) the properties, business, financial condition, results of operations, or prospects of the Company and the Subsidiary, taken as a whole, or (B) the consummation of any of the Transactions, (ii) prevent or materially interfere with consummation of any of the Transactions or (iii) result in the delisting of shares of Common Stock from the Nasdaq Global Market (the occurrence of any such effect or any such prevention or interference or any such result described in the foregoing clauses (i), (ii) and (iii) being herein referred to as a “Material Adverse Effect”).

(n)                                 The Company has no subsidiaries (as defined under the Securities Act) other than Verastem Securities Company (the “Subsidiary”); the Company owns all of the issued and outstanding capital stock of the Subsidiary; other than (i) the capital stock of the Subsidiary and (ii) Permitted Investments, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity; complete and correct copies of the charters and the bylaws of the Company and the Subsidiary and all amendments thereto have been made available to you, and no changes therein will be made on or after the date hereof through and including the consummation of the offer and sale of the Offered Securities; the Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Massachusetts, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Disclosure Package and the Final Prospectus; the Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock of the Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and are owned by the Company subject to no security interest, other encumbrance or adverse claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiary are outstanding. For purposes of this Agreement, “Permitted Investments” means (i) U.S. Treasury bills, notes and bonds; (ii) U.S. agency debt obligations; (iii) corporate debt obligations rated (x) A3/A- or better by Moody’s or Standard & Poor’s, or (y) P-1 by Moody’s or A-1 or better by Standard & Poor’s; (iv) bank debt obligations rated (x) A3/A- or better by Moody’s or Standard & Poor’s, or (y) P-1 by Moody’s or A-1 or better by Standard & Poor’s; (v) taxable and tax-exempt municipal debt obligations rated

(x) Aa3/AA- or better by Moody’s or Standard & Poor’s, (y) MIG1 or VMIG1 by Moody’s or SP-1 or better by Standard & Poor’s, or (z) P-1 by Moody’s or A-1 or better by Standard & Poor’s; (vi) shares of SEC-registered money market funds with a net asset value of $1.00/share and a minimum of $1 billion in assets; (vii) repurchase agreements collateralized at a minimum 102% with U.S. Treasury bills, notes or bonds, U.S. agency debt obligations, or cash; (viii) asset- backed securities collateralized by non-mortgage consumer receivables rated (x) AAA by Moody’s or Standard & Poor’s or (y) P-1 by Moody’s or A-1+ by Standard & Poor’s; and (ix) asset-backed commercial paper rated P-1 by Moody’s or A-1 or better by Standard & Poor’s.

(o)                                 The Underlying Shares have been duly and validly authorized and, when issued and delivered upon conversion of the Offered Securities in accordance with the Indenture, will be duly and validly issued, fully paid and non-assessable and free of preemptive rights, resale rights, rights of first refusal and similar rights; the Underlying Shares, when issued and delivered in accordance with the Indenture, will be free of any restriction upon the voting or transfer thereof pursuant to the Delaware General Corporation Law or the Company’s charter or bylaws or any agreement or other instrument to which the Company is a party.

(p)                                 The capital stock of the Company, including the Underlying Shares, conforms in all material respects to each description thereof, if any, contained or incorporated by reference in the Registration Statement, the Disclosure Package and the Final Prospectus.

(q)                                 There is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required (and the Disclosure Package contains in all material respects the same description of the foregoing matters contained in the Final Prospectus).

(r)                                    This Agreement has been duly authorized, executed and delivered by the Company. The Indenture has been duly and validly authorized by the Company and, at the Closing Date, will have been duly executed and delivered by the Company and will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. When executed and delivered, this Agreement and the Indenture will conform in all material respects to the descriptions thereof in the Registration Statement, the Disclosure Package and the Final Prospectus.

(s)                                   Neither the Company nor the Subsidiary is in breach or violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its respective charter or bylaws, (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, (C) any applicable federal, state, local or foreign law, regulation or rule, (D) any applicable rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the Nasdaq Global Market), or (E) any decree, judgment or order applicable to it or any of its properties, except, in the case of the foregoing clauses (B), (C), (D) and (E), for any such breach, violation, default or event that would not, individually or in the aggregate, have a Material Adverse Effect.

(t)                                    The execution, delivery and performance of this Agreement, the issuance and sale of the Offered Securities and the consummation of the Transactions will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under (such event a “Debt Repayment Triggering Event”), or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or the Subsidiary pursuant to) (A) the charter or bylaws of the Company or the Subsidiary, (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or the Subsidiary is a party or by which either of them or any of their respective properties may be bound or affected, (C) any applicable federal, state, local or foreign law, regulation or rule, (D) any applicable rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the Nasdaq Global Market), or (E) any decree, judgment or order applicable to the Company or the Subsidiary or any of their respective properties, except, in the case of the foregoing clauses (B), (C), (D) and (E), for any such conflict, breach, violation, default or event that would not, individually or in the aggregate, have a Material Adverse Effect.

(u)                                 No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self- regulatory organization or other non-governmental regulatory authority (including, without limitation, the Nasdaq Global Market) having jurisdiction over the Company, or approval of the stockholders of the Company, is required in connection with the issuance and sale of the Offered Securities or the consummation by the Company of the Transactions, other than (i) the registration of the Offered Securities under the Securities Act, which as been effected (or, with respect to any registration statement to be filed hereunder pursuant to Rule 462(b) under the Securities Act, will be effected in accordance herewith), (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Offered Securities are being offered by the Placement Agent, (iii) under the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), (iv) any listing applications and related consents or any notices required by Nasdaq Global Market with respect to the Underlying Shares, (v) filings with the Commission pursuant to Rule 424(b) under the Securities Act or (vi) filings with the Commission on Form 8-K with respect to the Documents.

(v)                                 Except as described in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Final Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity or debt interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock of or other equity or debt interests in the Company and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Offered Securities; no person has the right, contractual or otherwise, to cause the Company to register under the Securities Act any shares of Common Stock or shares of any other capital stock of or other equity or debt interests in the Company, or to include any such shares or interests in the Registration Statement or the Offering contemplated by this Agreement, except any such right that has been validly waived in writing as of the date of this Agreement, copies of such waivers to have been made available to you; no person has the right, contractual or otherwise, to cause the Company to register under the Securities Act any shares of Common Stock or shares of any other capital stock of or other equity or debt interests in the Company, or to include any such shares or interests in any other offering of securities of the Company.

(w)                               Each of the Company and the Subsidiary has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any applicable law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to conduct their respective businesses, except where failure to have, make or obtain the same would not, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor the Subsidiary is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or the Subsidiary, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

(x)                                 There are no actions, suits, claims, investigations or proceedings pending to which the Company or the Subsidiary or, to the Company’s knowledge, any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commissions, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the Nasdaq Global Market), except any such action, suit, claim, investigation or proceeding which, if resolved adversely to the Company or the Subsidiary, would not, individually or in the aggregate, have a Material Adverse Effect (assuming, with respect to any such action, suit, claim, investigation or proceeding to which the Company or the Subsidiary is a party, that such action, suit, claim, investigation or proceeding was resolved adversely to the Company or the Subsidiary, as the case may be); and, to the Company’s knowledge, no such actions, suits, claims, investigations or proceedings are threatened or contemplated.

(y)                                 Ernst & Young LLP, whose report on the financial statements of the Company is included or incorporated by reference in the Registration Statement, the Disclosure Package and the Final Prospectus, are independent registered public accountants as required by the Securities Act and by the rules of the Public Company Accounting Oversight Board.

(z)                                  The financial statements included or incorporated by reference in the Registration Statement, the Disclosure Package and the Final Prospectus, together with the related notes and schedules, present fairly the financial position of the Company as of the dates indicated and the results of operations, cash flows and changes in stockholders’ equity of the Company for the periods specified and have been prepared in compliance in all material respects with the requirements of the Securities Act and Exchange Act and in conformity with generally accepted accounting principles of the United States, applied on a consistent basis throughout the periods involved (“GAAP”), except as otherwise disclosed therein and, in the case of unaudited, interim financial statements, subject to normal year-end audit adjustments and the exclusion of certain footnotes; all pro forma financial statements or data included or incorporated by reference in the Registration Statement, the Disclosure Package and the Final Prospectus, if any, comply in all material respects with the requirements of the Securities Act and the Exchange Act, to the extent applicable, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; the other financial data contained or incorporated by reference in the Registration Statement, the Disclosure Package and the Final Prospectus, are accurately and fairly presented in all material respects and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, the Disclosure Package and the Final Prospectus that are not included or incorporated by reference as required; and the Company and the Subsidiary do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Final Prospectus.

(aa)                          Except as disclosed in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Final Prospectus, each stock option granted under any equity incentive plan of the Company (each, a “Stock Plan”) was granted with a per share exercise price no less than the fair market value per share of Common Stock on the grant date of such option, and no such grant involved any “back-dating” or similar practice with respect to the effective date of such grant; except as would not, individually or in the aggregate, have a Material Adverse Effect, each such option (i) was granted in compliance with applicable law and with the applicable Stock Plan(s), (ii) was duly approved by the board of directors (or a duly authorized committee thereof or by an executive officer pursuant to Section 157(c) of the Delaware General Corporation Law) of the Company and (iii) has been properly accounted for in the Company’s financial statements in accordance with GAAP and disclosed in the Company’s filings with the Commission.

(bb)                          Subsequent to the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Final Prospectus, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any material adverse change, or any development that would be reasonably expected to result in a material adverse change, in the business, properties, management, financial condition or results of operations of the Company and the Subsidiary taken as a whole, (ii) any transaction to which the Company is a party which is material to the Company and the Subsidiary taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or the Subsidiary, which is material to the Company and the Subsidiary taken as a whole, (iv) any change in the capital stock or outstanding indebtedness of the Company or the Subsidiary (other than the issuance of shares of Common Stock upon exercise of stock options or vesting of restricted stock units granted under existing equity plans described in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Final Prospectus and the grant of awards under equity incentive plans described in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Final Prospectus, and the grant of stock options pursuant to the Company’s inducement award programs, as described in the Company’s registration statements on Form S-8 filed with the Commission, in each case in the ordinary course of business) or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company.

(cc)                            The Company has obtained for the benefit of the Placement Agent the agreement (a “Lock-Up Agreement”), in the form set forth as Exhibit A hereto, of each person listed on Schedule II hereto (each a “Locked-Up Person”).

(dd)                          Neither the Company nor the Subsidiary is and, after giving effect to the Offering and the application of the proceeds thereof, neither of them will be, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(ee)                            Each of the Company and the Subsidiary has good title to all personal property described in the Registration Statement, the Disclosure Package and the Final Prospectus as being owned by it, free and clear of all liens, claims, security interest or other encumbrances, except those that do not materially interfere with the use or proposed use of such property by the Company or the Subsidiary, respectively, or as would not materially or adversely affect the value of such property; neither the Company nor the Subsidiary owns any real property; all the real property described in the Registration Statement, the Disclosure Package and the Final Prospectus as being held under lease by the Company or the Subsidiary is held thereby under valid, subsisting and enforceable leases.

(ff)                              Except (A) as described in the Registration Statement, the Disclosure Package and the Final Prospectus or (B) as would not, individually or in the aggregate, have a Material Adverse Effect, (i) the Company or the Subsidiary owns the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, service names, copyrights, trade secrets and other proprietary information (collectively, “Intellectual Property”) described in the Registration Statement, the Disclosure Package and the Final Prospectus as being owned by it and owns or has obtained valid and enforceable licenses for, or other rights to use, all Intellectual Property used in, or necessary for, the conduct of the businesses of the Company and the Subsidiary as currently conducted or as proposed to be conducted (including the commercialization of products or services described in the Registration Statement, the Disclosure Package and the Final Prospectus as under development) (collectively, “Company Intellectual Property”), except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the rights of creditors generally and general equitable principles; (ii) there are no third parties who have, or, to the Company’s knowledge, will be able to establish, rights to use any Company Intellectual Property that is owned or purported to be owned by the Company or the Subsidiary, other than any co- owner of any patent or patent application constituting Intellectual Property who is listed as such on the records of the U.S. Patent and Trademark Office (the “PTO”), and, to the Company’s knowledge, no third party has any ownership interest in or to any Company Intellectual Property that is exclusively licensed to the Company or the Subsidiary, except for, and to the extent of, the ownership rights of the owners of the Company Intellectual Property which the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Final Prospectus disclose is licensed to the Company or the Subsidiary; (iii) to the Company’s knowledge, there is no infringement, misappropriation or other violation by any third parties of any Company Intellectual Property owned by or exclusively licensed to the Company or the Subsidiary; (iv) neither the Company nor the Subsidiary has received any notice from, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by, others challenging the Company’s or the Subsidiary’s rights in or to any Company Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; (v) neither the Company nor the Subsidiary has received any notice from, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by, others challenging the validity, enforceability or scope of any Company Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; (vi) neither the Company nor the Subsidiary has received any notice from, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by, others that the Company or the Subsidiary infringes, misappropriates or otherwise violates, or would, upon the commercialization of any product or service described in the Registration Statement, the Disclosure Package and the Final Prospectus as under development, infringe, misappropriate or violate, any Intellectual Property of others, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; (vii) each of the Company and the Subsidiary has complied with the applicable terms of each agreement pursuant to which Company Intellectual Property has been licensed to such entity, and all such agreements are in full force and effect; (viii) to the Company’s knowledge, there is no patent or patent application that contains claims that, if practiced, would infringe the issued or pending claims of any patents or patent applications included in the Company Intellectual Property or that challenges the validity, enforceability or scope of any of the Company Intellectual Property; (ix) the manufacture, use and sale of the product candidates described in the Registration Statement, the Disclosure Package and the Final Prospectus as under development by the Company or the Subsidiary fall within the scope of the claims of one or more patents or patent applications owned by, or exclusively licensed to, the Company or the Subsidiary, as the case may be; (x) each of the Company and the Subsidiary has complied and, to the Company’s knowledge, each of their respective licensors has complied, with its duty of candor and disclosure to the PTO with respect to all patent applications owned or exclusively licensed to such entity and included in the Company Intellectual Property and filed with the PTO; (xi) all conditions stated in any license agreement under which Company Intellectual Property is licensed to the Company or the Subsidiary that are required to be satisfied in order for the Company or the Subsidiary, as applicable, to retain exclusive rights have been timely satisfied; (xii) to the Company’s knowledge, the issued patents owned by or exclusively licensed to the Company or the Subsidiary are valid and enforceable and the Company is unaware of any facts that would preclude the issuance of a valid and enforceable patent on any pending patent application owned by the Company or the Subsidiary; (xiii) the Company has taken reasonable steps necessary to secure interests of each of the Company and the Subsidiary in the Company Intellectual Property purported to be owned by such entity from the employees, consultants, agents and contractors of such entity; (xiv) there are no outstanding options, licenses or agreements of any kind relating to the Company Intellectual Property owned by the Company or the Subsidiary that are required to be described in the Registration Statement, the Disclosure Package and the Final Prospectus that are not so described therein; (xv) neither the Company nor the Subsidiary is a party to or bound by any options, licenses or agreements with respect to the Intellectual Property of any other person or entity that are required to be described in the Registration Statement, the Disclosure Package and the Final Prospectus that are not so described therein; and (xvi) no government funding, facilities or resources of a university, college, other educational institution or research center was used in the development of any Company Intellectual Property that is owned or purported to be owned by the Company or the Subsidiary that would confer upon any governmental agency or body, university, college, other educational institution or research center any claim or right in or to any such Company Intellectual Property.

(gg)                            Neither the Company nor the Subsidiary is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or the Subsidiary before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company’s knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or the Subsidiary and (C) no union representation dispute currently existing concerning the employees of the Company or the Subsidiary, (ii) to the Company’s knowledge, no union organizing activities are currently taking place concerning the employees of the Company or the Subsidiary and (iii) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder concerning the employees of the Company or the Subsidiary.

(hh)                          The Company and the Subsidiary and their respective properties, assets and operations are in compliance with, and the Company and the Subsidiary hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there are no past, present or, to the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that would reasonably be expected to give rise to any material costs or liabilities to the Company or the Subsidiary under, or to interfere with or prevent compliance by the Company or the Subsidiary with, Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor the Subsidiary (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or, to the Company’s knowledge, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law).

(ii)                                  All tax returns required to be filed by the Company or the Subsidiary have been timely filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided, except to the extent failure to file such return or make such payments would not, individually or in the aggregate, have a Material Adverse Effect.

(jj)                                Except as described in the Registration Statement, the Disclosure Package and the Final Prospectus, the Company maintains insurance covering the properties, operations, personnel and businesses of the Company and the Subsidiary as the Company reasonably deems adequate to insure against such losses and risks in accordance with customary industry practice to protect the Company and the Subsidiary and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and each additional time of purchase, if any; the Company has no reason to believe that it will not be able to renew any such insurance as and when such insurance expires or obtain similar coverage at reasonable cost from similar insurers.

(kk)                          Neither the Company nor the Subsidiary has sent any communication or received any written communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Disclosure Package, any Preliminary Prospectus, the Final Prospectus or any Permitted Free Writing Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement or any Incorporated Document, and no such termination or non-renewal has been threatened by the Company or the Subsidiary or, to the Company’s knowledge, threatened in writing by any other party to any such contract or agreement.

(ll)                                  The Company has established and maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(mm)                  The Company has established and maintains “disclosure controls and procedures” (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including the Subsidiary, is made known to the Company’s Chief Executive Officer and Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s independent registered public accountants and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies, if any, in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data; and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; at December 31, 2017, no “material weakness” (as such term is defined in Rule 1-02(a)(4) of Regulation S-X under the Securities Act) existed with respect to the Company’s internal control over financial reporting and since the end of the Company’s most recent audited fiscal year there have been no “significant deficiencies” or “material weaknesses” in the Company’s internal control over financial reporting identified to or by the Company’s independent registered accountants or audit committee or Board of Directors of the Company; since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; and the Company has taken all necessary actions to ensure that, upon and at all times after the filing of the Registration Statement, the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by Sarbanes-Oxley and any related rules and regulations promulgated by the Commission, and the statements contained in each such certification are complete and correct; the Company, the Subsidiary and the Company’s directors and officers, in their capacities as such, are each, in compliance in all material respects with the applicable provisions of Sarbanes-Oxley and the rules and regulations promulgated thereunder.

(nn)                          Each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Disclosure Package and the Final Prospectus has been made or reaffirmed with a reasonable basis and in good faith.

(oo)                          All statistical or market-related data included or incorporated by reference in the Registration Statement, the Disclosure Package and the Final Prospectus are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

(pp)                          Neither the Company nor the Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or the Subsidiary has taken any action, directly or indirectly, while acting on behalf of the Company or the Subsidiary, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder; the Company is not aware of any such action, directly or indirectly, having been taken on behalf of the Company or the Subsidiary; and the Company and the Subsidiary and, to the knowledge of the Company, their respective affiliates have instituted and maintain policies and procedures designed to ensure continued compliance therewith.

(qq)                          The operations of the Company and the Subsidiary are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the USA Patriot Act, the Bank Secrecy Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or the Subsidiary with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(rr)                                Neither the Company nor the Subsidiary nor any of their respective affiliates, directors, officers, nor to the knowledge of the Company, any agent or employee of the Company or the Subsidiary is subject to any sanctions administered or enforced by the Office of Foreign Assets Control of the United States Treasury Department, the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury or any other relevant sanctions authority; and the Company will not directly or indirectly use the proceeds of the Offering contemplated hereby, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person that is the target of sanctions administered or enforced by such authorities or in connection with any country or territory that is the target of country- or territory-wide OFAC sanctions (currently, Iran, Sudan, Syria, Cuba, North Korea, and the Crimea Region of Ukraine).

(ss)                              The Company acknowledges that, in accordance with the requirements of the USA Patriot Act, the Placement Agent is required to obtain, verify and record information that identifies its clients, including the Company, which information may include the name and address of its clients, as well as other information that will allow the Placement Agent to properly identify its clients.

(tt)                                The Subsidiary is not currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on the Subsidiary’s capital stock, from repaying to the Company any loans or advances to the Subsidiary from the Company or from transferring any of the Subsidiary’s property or assets to the Company, except, in each case, as described in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Final Prospectus.

(uu)                          The preclinical studies and clinical trials that are described in, or the results of which are referred to in, the Registration Statement, the Disclosure Package and the Final Prospectus were and, if still pending, are being conducted in all material respects in accordance with standard accepted medical and scientific research procedures and all applicable laws, including, but not limited to, the Federal Food, Drug and Cosmetic Act and its applicable implementing regulations at 21 C.F.R. Parts 50, 54, 56, 58 and 312.; the descriptions of and information regarding the results of such studies, tests and trials, and the data and results derived therefrom, contained in the

Registration Statement, the Disclosure Package and the Final Prospectus are accurate and complete, as of the date indicated, in all material respects and fairly present the data derived from such tests and trials, and neither the Company nor the Subsidiary, after due inquiry, has any knowledge of any other studies, tests, trials, publications, presentations or other information relating to the Company’s products or product candidates not described in the Registration Statement, the Disclosure Package and the Final Prospectus the results of which reasonably call into question the results described or referred to in the Registration Statement, the Disclosure Package and the Final Prospectus; neither the Company nor the Subsidiary has received any notices or other correspondence from the Food and Drug Administration of the U.S. Department of Health and Human Services (the “FDA”) or any committee thereof or from any other U.S. or foreign government or drug or medical device regulatory agency (collectively, the “Regulatory Agencies”) requiring or threatening the termination, suspension or material modification of any studies, tests or trials that are described or referred to in the Registration Statement, the Disclosure Package and the Final Prospectus; and the Company and the Subsidiary have operated and currently are in compliance in all material respects with all applicable rules, regulations and policies of the Regulatory Agencies.

(vv)                          Except as described in the Registration Statement or the Final Prospectus, and except as would not, individually or in the aggregate, have or may reasonably be expected to have a Material Adverse Effect: (i) neither the Company nor the Subsidiary has received any written notice of adverse filing, warning letter, untitled letter or other correspondence or notice from any Regulatory Agency or other relevant regulatory authorities, or any other court or arbitrator or federal, state, local or foreign governmental or regulatory authority, alleging or asserting material noncompliance with the Federal Food, Drug and Cosmetic Act (21 U.S.C. § 301 et seq.) or similar state, federal or foreign law or regulation; (ii) neither the Company nor the Subsidiary has had any product or manufacturing site (whether Company-owned or that of a contract manufacturer for Company products) subject to a governmental authority (including the FDA) shutdown or import or export prohibition, nor received any FDA Form 483 or other governmental authority notice of inspectional observations relating to a Company product; (iii) the Company and the Subsidiary, and to the Company’s knowledge, their respective directors, officers, employees or agents, are and have been since January 1, 2014 in compliance in all material respects with applicable health care laws, including without limitation, the Federal Food, Drug and Cosmetic Act (21 U.S.C. § 301 et seq.), the Public Health Service Act (42 U.S.C. § 340B), the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the Civil Monetary Penalties Law (42 U.S.C. § 1320a-7a), the U.S. Civil False Claims Act (31 U.S.C. § 3729 et seq.), the criminal False Claims Law (42 U.S.C. § 1320a-7b(a)), the Physician Payments Sunshine Act (42 U.S.C. § 1320a-7h), 18 U.S.C. §§ 286 and 287, and the health care fraud criminal provisions under the U.S. Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) (42 U.S.C. § 1320d et seq.), the exclusion laws (42 U.S.C. § 1320a-7), Medicare (Title XVIII of the Social Security Act), Medicaid (Title XIX of the Social Security Act), HIPAA, as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. § 17921 et seq.), the Medicaid Drug Rebate Program (42 U.S.C. § 1396r-8) and any state supplemental rebate program, and Medicare average sales price reporting requirements (42 U.S.C. § 1395w-3a), each as amended, and the regulations promulgated thereunder; and all other comparable local, state, federal, national, supranational and foreign laws, and the regulations promulgated thereunder, (collectively, “Health Care Laws”); (iv) neither the Company nor the Subsidiary has received written notice of any ongoing claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any U.S. or non-U.S. federal, national, state, provincial, local, municipal, international government or other governmental, administrative or regulatory authority, governmental, administrative or regulatory agency or body, department, board, bureau, agency or instrumentality, court, tribunal, arbitrator or arbitral body (public or private) or self-

regulatory organization (each, a “Governmental Authority”) or third party alleging that any product, operation or activity is in violation of any Health Care Laws or has any knowledge that any such Governmental Authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (v) neither the Company nor the Subsidiary or any of their respective directors, officers, employees or, to the Company’s knowledge, agents, is or has been debarred, suspended or excluded, or has been convicted of any crime or engaged in any conduct that would result in a debarment, suspension or exclusion from any federal or state government health care program; and (vi) the Company and the Subsidiary are not a party to nor have any ongoing reporting obligations pursuant to any corporate integrity agreement, deferred prosecution agreement, monitoring agreement, consent decree, settlement order, plan of correction or similar agreement imposed by any Governmental Authority.

(ww)                      Except as described in the Registration Statement or the Final Prospectus, and except as would not, individually or in the aggregate, have or may reasonably be expected to have a Material Adverse Effect: (i) there have been no recalls, field notifications, field corrections, market withdrawals or replacements, warnings, “dear doctor” letters, investigator notices, safety alerts or other notice of action relating to an alleged lack of safety, efficacy, or regulatory compliance of the Company products (collectively, “Safety Notices”) (ii) such Safety Notices, if any, were resolved or closed, and (iii) to the Company’s knowledge, there are no material complaints with respect to the Company products that are currently unresolved. To the Company’s knowledge, there are no facts that would be reasonably likely to result in (i) a material Safety Notice with respect to the Company products, (ii) a material change in labeling of any the Company products, or (iii) a termination or suspension of marketing or testing of any of the Company products.

(xx)                          The issuance and sale of the Offered Securities as contemplated in the Documents will not cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company to have any right to acquire any securities of the Company.

(yy)                          The Company has not received any notice the Nasdaq Stock Market LLC or its affiliates regarding the delisting of the Common Stock from the Nasdaq Global Market.

(zz)                            Except pursuant to this Agreement, neither the Company nor the Subsidiary has incurred any liability for any finder’s or broker’s fee or agent’s commissions in connection with the execution and delivery of this Agreement or the consummation of the Transactions or by the Registration Statement.

(aaa)                   Neither the Company nor the Subsidiary nor any of their respective directors or officers, affiliates or controlling persons has taken, directly or indirectly, without giving effect to activities by the Placement Agent, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities.

(bbb)                   To the Company’s knowledge, there are no affiliations or associations between (i) any member of FINRA and (ii) the Company or any of the Company’s officers, directors or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, except as disclosed in writing to the Placement Agent or disclosed in the

Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Final Prospectus.

(ccc)                      The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

In addition, any certificate signed by any officer of the Company or the Subsidiary and delivered to the Placement Agent or counsel for the Placement Agent in connection with the offering of the Offered Securities shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to the Placement Agent.

3.                                      Agreement to Act as Placement Agent. On the basis of the representations, warranties and agreements of the Company contained herein, and subject to the terms and conditions set forth in this Agreement:

(a)                                 The Company has authorized and hereby acknowledges that the Placement Agent has acted as its exclusive agent to solicit offers for the purchase of all or part of the Offered Securities from the Company in connection with the Offering.

(b)                                 The Company hereby acknowledges that the Placement Agent, as agent of the Company, has agreed to use its reasonable best efforts to solicit offers to purchase the Offered Securities from the Company on the terms and subject to the conditions set forth in the Final Prospectus (as defined below). Under no circumstances will the Placement Agent be obligated to underwrite or purchase any Offered Securities for its own account and, in soliciting purchases of Offered Securities, the Placement Agent acted solely as the Company’s agent and not as principal. Notwithstanding the foregoing and except as otherwise provided in this Section 3, it is understood and agreed that the Placement Agent (or its affiliates) may, solely at its discretion and without any obligation to do so, purchase Offered Securities from the Company as principal.

(c)                                  Offers for the purchase of Offered Securities were solicited by the Placement Agent as agent for the Company at such times and in such amounts as the Placement Agent deemed advisable. The Placement Agent communicated to the Company, orally or in writing, each reasonable offer to purchase Offered Securities received by it as agent of the Company. The Company shall have the sole right to accept offers to purchase the Offered Securities and may reject any such offer, in whole or in part.

(d)                                 The Offered Securities are being sold to the Investors at a purchase price of 100% of the aggregate principal amount of the Offered Securities.

(e)                                  As compensation for services rendered, the Company shall pay to the Placement Agent by wire transfer of immediately available funds to an account or accounts designated by the Placement Agent, an amount equal to 2.5% of the gross proceeds received by the Company from the sale of the Offered Securities (the “Placement Fee”) on the Closing Date, provided that the Placement Fee payable to the Placement Agent will be subject to reduction as set forth in the engagement letter, dated October 5, 2018 between the Company and the Placement Agent (the “Engagement Letter”). Such amounts shall be deducted from the payment made by the Investors to the Company and paid directly to the Placement Agent on the Closing Date.

(f)                                   No Offered Securities which the Company has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such Offered

Securities shall have been delivered to the applicable Investor against payment therefor by such Investor; provided, that Offered Securities shall be deemed to have been delivered to an Investor upon the delivery by the Company to the Trustee of an instruction to deposit such Offered Securities in the account of such Investor. If the Company shall default in its obligations to deliver the Offered Securities to an Investor whose offer it has accepted, the Company shall indemnify and hold the Placement Agent harmless against any loss, claim, damage or expense arising from or as a result of such default by the Company in accordance with the procedures set forth in Section 9 hereof.

4.                                      Delivery of Offered Securities. (a) The Offered Securities to be purchased by the Investors will be represented by one or more definitive global securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company (“DTC”) or its designated custodian. The Company will deliver the Offered Securities through the DTC’s Deposit/Withdrawal At Custodian (DWAC) facilities against payment by or on behalf of each Investor of the purchase price therefor by wire transfer of Federal (same-day) funds to the accounts specified by the Company to the Placement Agent at least forty-eight hours in advance by causing DTC to credit the Offered Securities to the securities account(s) at DTC designated by the Placement Agent. The Company will cause the certificates representing the Offered Securities to be made available for checking at least twenty-four hours prior to the Closing Date (as defined below) with respect thereto at the office of DTC or its designated custodian (the “Designated Office”). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on October 17, 2018 or such other time and date as the Placement Agent and the Company may agree upon in writing. Such time and date for delivery of the Offered Securities is herein called the “Closing Date.”

(b)                                 The documents to be delivered at the Closing Date by or on behalf of the parties hereto pursuant to Section 8 hereof will be delivered at the offices of Latham & Watkins LLP in New York City, New York (the “Closing Location”), and the Offered Securities will be delivered at the Designated Office, all at such Closing Date. A meeting will be held at the Closing Location at 6:00 p.m., New York City time, on the New York Business Day next preceding such Closing Date, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Agreement, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

5.                                      Company Agreements. The Company agrees with the Placement Agent:

(a)                                 Filing of Prospectuses. To prepare the Final Prospectus in a form approved by the Placement Agent and to file such Final Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the date of this Agreement; to make no further amendment or any supplement to the Registration Statement, the Statutory Prospectus or the Final Prospectus prior to the last Closing Date which shall be disapproved by the Placement Agent promptly after reasonable notice thereof; to advise the Placement Agent promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Final Prospectus has been filed and to furnish the Placement Agent with copies thereof; to prepare a final term sheet, containing solely a description of the Offered Securities, in a form approved by the Placement Agent and to file such term sheet pursuant to Rule 433(d) under the Securities Act within the time required by such Rule; to file promptly all other material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Securities Act; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Final Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required in connection with the Offering; to advise the Placement Agent, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Statutory Prospectus in respect of the Offered Securities, of the suspension of the qualification of the Offered Securities or the Underlying Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Final Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Statutory Prospectus relating to the Offered Securities or the Underlying Shares or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order.

(b)                                 Furnishing of Prospectuses. As promptly as practicable after the date of this Agreement and from time to time, to furnish the Placement Agent with written and electronic copies of the Final Prospectus in New York City in such quantities as the Placement Agent may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required at any time prior to the expiration of nine months after the time of issue of the Final Prospectus in connection with the offering or sale of the Offered Securities and the Underlying Shares and if at such time any event shall have occurred as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Final Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Final Prospectus or to file under the Exchange Act any document incorporated by reference in the Final Prospectus in order to comply with the Securities Act, the Exchange Act or the Trust Indenture Act of 1939, to notify the Placement Agent and upon the Placement Agent’s request to prepare and furnish without charge to the Placement Agent as many written and electronic copies as the Placement Agent may from time to time reasonably request of an amended Final Prospectus or a supplement to the Final Prospectus which will correct such statement or omission or effect such compliance; and in case delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) in connection with sales of any of the Offered Securities and the Underlying Shares at any time nine months or more after the time of issue of the Final Prospectus, upon the Placement Agent’s or an Investor’s request but at the expense of the Placement Agent or such Investor, to prepare and deliver to the Placement Agent or such Investor as many written and electronic copies as the Placement Agent or such Investor may request of an amended or supplemented Final Prospectus complying with Section 10(a)(3) of the Securities Act.

(c)                                  Earnings Statement. To make generally available to its security holders as soon as practicable (which may be satisfied by filing with the Commission’s Electronic Data Gathering, Analysis and Retrieval System, an earnings statement of the Company and its consolidated subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

(d)                                 Lock-Up. During the period beginning from the date hereof and continuing to and including the date 90 days after the date hereof (the “Lock-Up Period”), not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose, except as provided hereunder, of any securities of the Company that are substantially similar to the Offered Securities or the Common Stock, including but not limited to any options or warrants to purchase shares of Common Stock or any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities (other than (i) the Offered Securities and the Underlying Shares issuable upon conversion of the Offered Securities, (ii) grants of awards to any director or employee in accordance with the terms of any incentive plan of the Company or its affiliates (each, an “Incentive Plan”), (iii) the exercise of any awards under an Incentive Plan, (iv) the filing of any registration statement on Form S- 8 to register securities reserved for issuance under an Incentive Plan, or (v) the issuance of Common Stock to Infinity Pharmaceuticals, Inc. (“Infinity”) pursuant to the Amended and Restated License Agreement, dated November 1, 2016, between the Company and Infinity. The Lock-Up Period will commence on the date hereof and continue for 90 days after the date hereof or such earlier date that the Placement Agent consents to in writing.

(e)                                  Filing Fees. To pay the required Commission filing fees relating to the Offered Securities within the time required by Rule 456(b)(1) under the Securities Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Securities Act.

(f)                                   Use of Proceeds. To use the net proceeds received by it from the sale of the Offered Securities pursuant to this Agreement in the manner specified in the Disclosure Package under the caption “Use of Proceeds.”

(g)                                  Reservation of Shares. To reserve and keep available at all times from and after the authorized share effective date (as defined in the Prospectus), free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligations to issue the maximum number of Underlying Shares issuable upon conversion of the Offered Securities.

(h)                                 Manipulation. The Company will not take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Offered Securities contemplated hereby and the Company will not take any action designed to or that would constitute or that might reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Offered Securities.

(i)                                     No Adjustment Events. Between the date hereof and the issuance of the Offered Securities, not to take any action which would result in a conversion rate adjustment to the Offered Securities assuming they are outstanding.

6.                                      Other Agreements. (a) The Company represents and agrees that, other than the final term sheet prepared and filed pursuant to Section 5(a) hereof, without the prior consent of the Placement Agent, it has not made and will not make any offer relating to the Offered Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act; the Placement Agent represents and agrees that, without the prior consent of the Company, other than the final term sheet referred to above relating to the Offered Securities and conveyed to purchasers of Offered Securities, it has not made and will not make any offer relating to the Offered Securities that would constitute a free writing prospectus that would be required to be filed with the Commission; any such free writing prospectus the use of which has been consented to by the Company and the Placement Agent (including the final term sheet prepared and filed pursuant to Section 5(a) hereof) is listed on Schedule I hereto.

(b)                                 The Company has complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending.

(c)                                  The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, any Statutory Prospectus or the Final Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Placement Agent and, if requested by the Placement Agent, will prepare and furnish without charge to the Placement Agent an Issuer Free Writing

Prospectus or other document that will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to the Placement Agent’s Information.

7.                                      Expenses. The Company covenants and agrees with the Placement Agent that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, the Base Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Final Prospectus and amendments and supplements thereto and the mailing and delivery of copies thereof; (ii) the cost of printing or producing this Agreement, the Indenture, any blue sky memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Offered Securities; (iii) all expenses in connection with the qualification of the Offered Securities and the Underlying Shares for offering and sale under state securities laws, including the reasonable, documented fees and disbursements of counsel for the Placement Agent in connection with such qualification and in connection with any survey of state securities laws; (iv) any fees charged by securities rating services for rating the Offered Securities; (v) the filing fees incident to, and the reasonable, documented fees and disbursements of counsel for the Placement Agent in connection with, any required review by FINRA of the terms of the sale of the Offered Securities (such fees and disbursements of counsel for the Placement Agent, together with any fees and disbursements of counsel for the Placement Agent incurred in connection with item (iii) of this Section 7 not to exceed $15,000); (vi) all fees and expenses in connection with listing the Underlying Shares on the Nasdaq Global Market, (vii) the cost of preparing the Offered Securities; (viii) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Offered Securities; (ix) the costs and expenses of the Company and the Placement Agent relating to presentations on any “road show” or meetings undertaken in connection with the marketing of the Offering to prospective investors and the Placement Agent’s sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged by the Company or by the Placement Agent with the Company’s consent in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section 7, and Sections 9 and 11 hereof and except as provided in the Engagement Letter, the Placement Agent will pay all of its own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Offered Securities by them, and any advertising expenses connected with any offers they may make.

8.                                      Conditions of the Obligations of the Placement Agent and the Sale of the Offered Securities. The obligations of the Placement Agent hereunder will be subject to the accuracy of the representations and warranties of the Company herein (as though made on such Closing Date), to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

(a)                                 Filing of Final Prospectus. The Final Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; the final term sheet contemplated by Section 5(a) hereof, and any other material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company, threatened by the Commission; no stop order suspending or preventing the use of the Final Prospectus or any Issuer Free Writing Prospectus shall have been initiated or, to the knowledge of the Company, threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Placement Agent’s reasonable satisfaction.

(b)                                 No Material Adverse Change. Since the date of the latest audited financial statements included in the Disclosure Package or incorporated by reference in the Disclosure Package as of the date hereof, (i) neither the Company nor any of its subsidiaries shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Disclosure Package, and (ii) there shall not have been any change in the capital stock or short-term or long-term debt of the Company or any of its subsidiaries, or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole, the effect of which, in any such case described in clause (i) or (ii) of this paragraph (b), is, in the judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Offered Securities on the terms and in the manner contemplated in the Disclosure Package.

(c)                                  No Downgrade. Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization”, as that term is defined under Section 3(a)(62) of the Exchange Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities (it being understood that as of the date hereof, the Company has no debt securities that are rated by any “nationally recognized statistical rating organization”, as that term is defined under Section 3(a)(62) of the Exchange Act);

(d)                                 No Market Disruption. Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, NYSE MKT, the Nasdaq Global Market or the Nasdaq Stock Market or in the over-the- counter market, or trading in any securities of the Company on any exchange, shall have been suspended or materially limited, or minimum or maximum prices or maximum range for prices shall have been established on any such exchange or such market by the Commission, by such exchange or market or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or New York State authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities, or the subject of an act of terrorism, or there shall have been an outbreak of or escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere as to make it, in the judgment of the Placement Agent, impracticable or inadvisable to proceed with the sale or delivery of the Offered Securities on the terms and in the manner contemplated in the Disclosure Package and the Final Prospectus.

(e)                                  Accountants’ Comfort Letter. On the date of the Final Prospectus at a time prior to the execution of this Agreement, and also at the Closing Date, Ernst & Young LLP shall have furnished to the Placement Agent a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Placement Agent containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to financial statements and certain financial information contained in the Registration Statement, any Statutory Prospectus and, with respect to the Closing Date, the Final Prospectus.

(f)                                   Opinion of Counsel for Company. The Placement Agent shall have received an opinion, dated such Closing Date, of Ropes & Gray LLP, counsel for the Company, in form and substance satisfactory to the Placement Agent.

(g)                                  Intellectual Property Opinion of Counsel for Company. The Placement Agent shall have an opinion, dated such Closing Date, of Goodwin Proctor LLP, intellectual property counsel for the Company with respect to patents and proprietary rights, in form and substance satisfactory to the Placement Agent.

(h)                                 Opinion of Counsel for the Placement Agent. The Placement Agent shall have received from Latham & Watkins LLP, counsel for the Placement Agent, such opinion or opinions, dated such Closing Date, with respect to such matters as the Placement Agent may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(i)                                     Officer’s Certificate. The Company shall have furnished to the Placement Agent a certificate, dated the Closing Date, of its Chief Financial Officer, in his capacity as an officer of the Company, stating that (i) since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the Disclosure Package or the Final Prospectus that has not been so set forth therein, (ii) to the best of his knowledge after reasonable investigation, as of the Closing Date, the representations and warranties of the Company in this Agreement are true and correct, and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date (iii) there has not been, subsequent to the date of the most recent audited financial statements included or incorporated by reference in the Disclosure Package, any Material Adverse Effect.

(j)                                    Lock-Up Agreement. The Company shall have furnished to the Placement Agent the Lock-Up Agreements for each Locked-Up Person.

(k)                                 Listing. The Underlying Shares issuable upon conversion of the Offered Securities shall have been approved for listing on the Nasdaq Global Market, subject to notice of issuance.

(l)                                     Prospectuses. The Company shall have complied with the provisions of Section 5(b) hereof with respect to the furnishing of prospectuses on the second New York Business Day succeeding the date of this Agreement.

(m)                             No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Offered Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Offered Securities.

(n)                                 Additional Documents. On or prior to the Closing Date the Company shall have furnished to the Placement Agent such further certificates and documents as the Placement Agent may reasonably request.

(o)                                 Termination of Agreement. If any condition specified in this Section 8 shall not have been fulfilled when and as required to be fulfilled, this Agreement, the obligations of the Placement

Agent, may be terminated by the Placement Agent by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Sections 7, 9 and 11.

The Company will furnish the Placement Agent with such conformed copies of such opinions, certificates, letters and documents as the Placement Agent reasonably requests.  The Placement Agent may in its sole discretion waive compliance with any conditions to the obligations of the Placement Agent hereunder.

9.                                      Indemnification and Contribution.

(a)                                 Indemnification of Placement Agent. The Company shall indemnify and hold harmless the Placement Agent, each of its affiliates and each of its and their respective directors, officers, members, employees, representative and agents and its affiliates, and each of its and their respective directors, officers, members, employees, representative and agents and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Securities Act of or Section 20 of the Exchange Act (collectively, the “Placement Agent Indemnified Parties,” and each a “Placement Agent Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Placement Agent Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Statutory Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d), the Registration Statement or the Final Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, or (B) the omission or alleged omission to state in any Preliminary Prospectus, any Statutory Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, the Registration Statement or the Final Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, in the light of the circumstances under which they were made) not misleading, and shall reimburse the Placement Agent Indemnified Party promptly upon demand for any legal fees or other expenses reasonably incurred by that Placement Agent Indemnified Party in connection with investigating, or preparing to defend, or defending against, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding, as such fees and expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement in, or omission or alleged omission from any part of any Preliminary Prospectus, any Statutory Prospectus as of any time, an Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d), the Registration Statement or the Final Prospectus, or any such amendment or supplement thereto made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use therein, which information the parties hereto agree is limited to the Placement Agent’s Information (as defined below). This indemnity agreement is not exclusive and will be in addition to any liability which the Company might otherwise have (including under the terms of the Engagement Letter) and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Placement Agent Indemnified Party.

(b)                                 Indemnification of Company. The Placement Agent shall indemnify and hold harmless the Company and its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the

Exchange Act (collectively, the “Company Indemnified Parties,” and each a “Company Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Company Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any part of any Preliminary Prospectus, any Statutory Prospectus as of any time, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, the Registration Statement or the Final Prospectus, or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any part of any Preliminary Prospectus, any Statutory Prospectus as of any time, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, the Registration Statement or the Final Prospectus, or in any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, in the light of the circumstances under which they were made) not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use therein, which information the parties hereto agree is limited to the Placement Agent’s Information, and shall reimburse the Company Indemnified Party for any legal or other expenses reasonably incurred by such party in connection with investigating or preparing to defend or defending against any such loss, claim, damage, liability, action, investigation or proceeding, as such fees and expenses are incurred. This indemnity agreement is not exclusive and will be in addition to any liability which the Placement Agent might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Company Indemnified Party. Notwithstanding the provisions of this Section 9(b), in no event shall any indemnity by the Placement Agent under this Section 9(b) exceed the Placement Fee received by the Placement Agent.

(c)                                  Actions against Parties; Notification. Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 9, notify such indemnifying party in writing of the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense of such action with counsel reasonably satisfactory to the indemnified party (which counsel shall not, except with the written consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to the indemnified party of its election to assume the defense of such action, except as provided herein, the indemnifying party shall not be liable to the indemnified party under Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense of such action other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense of such action but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized in writing by the Company in the case of a claim for indemnification under Section 9(a) or the Placement Agent in the case of a claim for indemnification under Section 9(b), (ii) such indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party within a reasonable period of time after notice of the commencement of the action or the indemnifying party does not diligently defend the action after assumption of the defense, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of (or, in the case of a failure to diligently defend the action after assumption of the defense, to continue to defend) such action on behalf of such indemnified party and the indemnifying party shall be responsible for legal or other expenses subsequently incurred by such indemnified party in connection with the defense of such action; provided, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties (in addition to any local counsel), which firm shall be designated in writing by the Placement Agent if the indemnified parties under this Section 9 consist of any Placement Agent Indemnified Party or by the Company if the indemnified parties under this Section 9 consist of any Company Indemnified Parties.  Subject to this Section 9(c), the amount payable by an indemnifying party under Section 9 shall include, but not be limited to, (x) reasonable legal fees and expenses of counsel to the indemnified party and any other expenses in investigating, or preparing to defend or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any action, investigation, proceeding or claim, and (y) all amounts paid in settlement of any of the foregoing.  No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of judgment with respect to any pending or threatened action or any claim whatsoever, in respect of which indemnification or contribution could be sought under this Section 9 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party in form and substance reasonably satisfactory to such indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. Subject to the provisions of the following sentence, no indemnifying party shall be liable for settlement of any pending or threatened action or any claim whatsoever that is effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with its written consent, if its consent has been unreasonably withheld or delayed or if there be a judgment for the plaintiff in any such matter, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated herein effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least thirty (30) days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(d)                                 Contribution. If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under Section 9(a) or Section 9(b), as applicable, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid, payable or otherwise incurred by such indemnified party as a result of such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof), as incurred, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent, on the other hand from the Offering, or (ii) if the allocation provided by clause (i) of this Section 9(d) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) of this Section 9(d) but also the relative fault of the Company, on the one hand, and the Placement Agent, on the other hand, with respect to the statements, omissions, acts or failures to act which resulted in such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Placement Agent, on the other hand, with respect to the Offering shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company bear to the total Placement Fee received by the Placement Agent in connection with the Offering, in each case as set forth in the table on the cover page of the Final Prospectus. The relative fault of the Company, on the one hand, and the Placement Agent, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Placement Agent, on the other hand, the relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement, omission, act or failure to act of the parties; provided that the parties hereto agree that the written information furnished to the Company by the Placement Agent for use in any part of any Preliminary Prospectus, any Statutory Prospectus as of any time, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, the Registration Statement or the Final Prospectus, or in any amendment or supplement thereto, consists solely of the Placement Agent’s Information as defined in Section 18. The Company and the Placement Agent agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage, expense, liability, action, investigation or proceeding referred to above in this Section 9(d) shall be deemed to include, for purposes of this Section 9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding. Notwithstanding the provisions of this Section 9(d), the Placement Agent shall not be required to contribute any amount in excess of the amount by which the total Placement Fee received by the Placement Agent exceeds the amount of any damages which such Placement Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

10.                               Survival. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Placement Agent, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Placement Agent or any controlling person of the Placement Agent, or the Company or any officer or director or controlling person of the Company and shall survive termination of this Agreement and delivery of and payment for the Offered Securities.

11.                               Termination. If this Agreement is terminated for any reason or, if for any reason, any Offered Securities are not delivered by or on behalf of the Company as provided herein, then the Company will reimburse the Placement Agent for all out-of-pocket expenses approved in writing by the Placement Agent, including fees and disbursements of outside counsel, reasonably incurred by the Placement Agent in making preparations for the purchase, sale and delivery of the Offered Securities not so delivered, but the Company shall then be under no further liability to the Placement Agent except as provided in Sections 7 and 9 hereof.

12.                               Notices. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement and if to the Placement Agent shall be delivered or sent by mail telex or facsimile transmission to the Placement Agent at Lazard Frères & Co. LLC, 30 Rockefeller Plaza, New York, New York 10112, Attention: Legal and Compliance Department.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Placement Agent is required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Placement Agent to properly identify its clients.

13.                               Successors; Persons Entitled to Benefit of Agreement. This Agreement shall be binding upon, and inure solely to the benefit of, the Placement Agent, the Company and, to the extent provided in Sections 9 and 10 hereof, the officers and directors of the Company and each person who controls the Company or the Placement Agent, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Offered Securities shall be deemed a successor or assign by reason merely of such purchase.

14.                               Time is of the Essence; Business Day. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

15.                               Absence of Fiduciary Relationship. The Company acknowledges and agrees that (i) this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the Placement Agent, on the other hand, (ii) in connection therewith and with the process leading to the Offering, the Placement Agent is not the fiduciary of the Company, (iii) the Placement Agent has not assumed an advisory or fiduciary responsibility in favor of the Company with respect to the Offering contemplated hereby or the process leading thereto (irrespective of whether the Placement Agent has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that the Placement Agent has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to it, in connection with such transaction or the process leading thereto.

16.                               General. This Agreement supersedes all prior agreements and understandings (whether written or oral) among the Company and the Placement Agent with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement.  This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Placement Agent.

17.                               Governing Law, Agent for Service and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, including without limitation Section 5-1401 of the New York General Obligations Law. No legal proceeding may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and the Placement Agent each hereby consent to the jurisdiction of such courts and personal service with respect thereto. The Company and the Placement Agent each hereby waive all right to trial by jury in any legal proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The parties agree that a final judgment in any such legal proceeding brought in any such court shall be conclusive and binding upon the Company and the Placement Agent and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

18.                               Placement Agent’s Information. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the “Placement Agent’s Information” consists solely of the (i) the Placement Agent’s name and title as set forth on the front cover page; and (ii) the statements concerning the Placement Agent contained in the first paragraph under the heading “Plan of Distribution.”

19.                               Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of respective counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

20.                               Tax Disclosure. Notwithstanding anything herein to the contrary, the Company is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without the Placement Agent’s imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

If the foregoing is in accordance with the Company’s understanding, please sign and return to us a counterpart hereof, and upon the acceptance hereof by the Placement Agent, this letter and such acceptance hereof shall constitute a binding agreement between the Placement Agent and the Company.

[Remainder of page intentionally left blank]

Very truly yours,

VERASTEM, INC.

By:	/s/ Robert E. Gagnon
Name: Robert E. Gagnon
Title: Chief Financial Officer

If the foregoing is in accordance with the Placement Agent’s understanding of the agreement between the Company and the Placement Agent, kindly indicate the Placement Agent’s acceptance in the space provided for that purpose below.

Confirmed as of the date first above mentioned:

LAZARD FRÈRES & CO. LLC

By:	/s/ Brendan Dyson
Name:	Brendan Dyson
Title:	Managing Director

Signature Page to Placement Agent Agreement

SCHEDULE I

Issuer Free Writing Prospectuses included in the Disclosure Package:

Free Writing Prospectus dated October 11, 2018

Preliminary Pricing Term Sheet

Final Pricing Term Sheet

1

SCHEDULE II

Locked-Up Persons

1.              Timothy Barberich

2.              Robert Forrester

3.              Michael Kauffman

4.              Alison Lawton

5.              Eric Rowinsky

6.              Brian Stuglik

7.              Bruce Wendel

8.              Steven Bloom

9.              Robert Gagnon

10.       Ngoldiep Le

11.       Joseph Lobacki

12.       Dan Paterson

1

EXHIBIT A

FORM OF LOCK-UP AGREEMENT

Lock-Up Agreement

October , 2018

Lazard Frères & Co. LLC

30 Rockefeller Plaza

New York, New York 10020

Ladies and Gentlemen:

This Lock-Up Agreement is being delivered to you (the “Placement Agent”) in connection with the proposed Placement Agent Agreement (the “Placement Agent Agreement”) to be entered into by Verastem, Inc., a Delaware corporation (the “Company”) and you, with respect to the public offering (the “Offering”) of convertible senior notes of the Company (the “Offered Securities”) which shall be convertible into shares of common stock of the Company, par value $0.0001 (“Common Stock,” and any shares of Common Stock issuable upon conversion of the Offered Securities, the “Underlying Shares”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Placement Agent Agreement.

In order to induce you to enter into the Placement Agent Agreement, the undersigned agrees that, for a period (the “Lock-Up Period”) beginning on the date hereof and ending on, and including, the date that is 90 days after the date of the final prospectus relating to the Offering, the undersigned will not, without your prior written consent, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder (the “Exchange Act”) with respect to, any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) the registration of the offer and sale of Offered Securities and the Underlying Securities as contemplated by the Placement Agent Agreement and the sale of the Offered Securities in the Offering; (b) bona fide gifts, provided the recipient thereof agrees in writing with the Placement Agent to be bound by the terms of this Lock-Up Agreement; (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Placement Agent to be bound by the terms of this Lock-Up Agreement; (d) dispositions to any corporation, partnership, limited liability company or other entity all of the beneficial ownership interests of which are held by the undersigned and/or the immediate family of the undersigned, provided that such entity agrees in writing with the Placement Agent to be bound by the terms of this Lock-Up Agreement; (e) dispositions by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned, provided the recipient thereof agrees in writing with the Placement Agent to be bound by the terms of this Lock-Up Agreement; (f) distributions to partners, members or stockholders of the undersigned, provided that each distributee agrees in writing with the Placement Agent to be bound by the terms of this Lock-Up Agreement; (g) the exercise of options to purchase Common Stock outstanding as of the date hereof or granted under equity incentive plans in effect as of the date hereof or described in the registration statement filed with the Commission with respect to the Offering, provided that the underlying Common Stock continues to be subject to the terms of this Lock-Up Agreement and that no filing under the Exchange Act reporting a disposition of Common Stock to satisfy the exercise price and/or tax withholding obligations shall be required or shall be voluntarily made in connection with such exercise; (h) the repurchase of Common Stock by the Company in connection with termination of the undersigned’s employment with the Company; (i) the entry into any trading plan established pursuant to Rule 10b5-1 under the Exchange Act, provided that such plan does not provide for any sales or other dispositions of Common Stock during the Lock-Up Period and no public announcement or public disclosure of entry into such plan is made or required to be made during the Lock-up Period; or (j) transactions relating to Common Stock acquired in open market transactions after the completion of the Offering, provided that no filing under the Exchange Act reporting a reduction in beneficial ownership of Common Stock by the undersigned shall be required or shall be voluntarily made in connection with such transactions. For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.

Furthermore, notwithstanding the restrictions imposed by this letter agreement, the undersigned may, without the prior written consent of the Placement Agent, dispose of shares of Common Stock so that the Company may retain and withhold from delivery to the undersigned that number of shares of Common Stock having a fair market value equal to the amount the Company has determined is required for satisfaction of any tax withholding obligations pursuant to any restricted stock unit award under any incentive plan of the Company at any time, provided that (w) the underlying shares of Common Stock shall continue to be subject to the restrictions on transfer set forth in this letter agreement, (x) the Company becomes the owner of the disposed shares of Common Stock, (y) (i) no filing by any person under the Exchange Act or other public disclosure of such disposal of shares shall be made other than any required filing by any person under the Exchange Act or other public disclosure required to be made by law or regulation (including, without limitation, any required Section 16 filing) in connection with such disposal of shares and (ii) any such required filing or other public disclosure on a Form 4 titled Statement of Changes in Beneficial Ownership of Securities shall disclose the payment of tax liability by delivering or withholding shares through the applicable transaction code in Column 3 of Table I of such Form 4 and a footnote indicating that the undersigned’s shares of Common Stock are subject to a lock-up agreement with the Placement Agent, and, provided further, that the undersigned has provided the Placement Agent with written notice of such required filing or other public disclosure at least two business days prior to any such filing or other public disclosure, and (z) the aggregate number of shares of Common Stock disposed pursuant to this paragraph by all officers and directors of the Company during the Lock-Up Period who are subject to a lock-up agreement with the Placement Agent shall not exceed $25,000.

If the undersigned is an officer or director of the Company, the undersigned further agrees that all of the foregoing provisions shall be equally applicable to any issuer-directed shares of Common Stock that the undersigned may purchase in the offering.

In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Stock in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of the Placement Agent, make any demand for, or exercise any right with respect to, the registration of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities.

The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of shares of Common Stock.

The undersigned hereby authorizes the Company and its transfer agent, during the Lock- Up Period, to decline the transfer of or to note stop transfer restrictions on the stock register and other records relating to shares of Common Stock or other securities subject to this Lock-Up Agreement of which the undersigned is the record holder, and, with respect to shares of Common Stock or other securities subject to this Lock-Up Agreement of which the undersigned is the beneficial owner but not the record holder, the undersigned hereby agrees to cause such record holder to authorize the Company and its transfer agent, during the Lock-Up Period, to decline the transfer of or to note stop transfer restrictions on the stock register and other records relating to such shares or other securities.

If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn, (iii) the Placement Agent Agreement does not become effective on or prior to October 31, 2018, or (iv) for any reason the Placement Agent Agreement shall be terminated, this Lock- Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

*     *     *

Very truly yours,

(Name)

(Address)